AEGION®

First Quarter 2014 Earnings

April 30, 2014

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies®, Corrpro®, Fibrwrap®, Tyfo®, Fyfe®, Brinderson®, CRTS™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Aegion's Strategy Initially Focused on Diversification and Now on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on one industry

Insituform

40-year leader and pioneer in trenchless cured-in-place wastewater pipe rehabilitation

Market Dynamics

- The need for wastewater pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

Midstream oil, gas and mining
Municipal and industrial pressure pipe
Water/wastewater pipe rehabilitation


ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

Market Dynamics

- Aegion can effect the sale of higher margin technologies and services in growth industries
- Corrosion engineering and cathodic protection has recurring revenue opportunities through master service agreements

Project-based nature of several Energy & Mining businesses and Commercial & Structural creates volatility from timing risk

2013+
Grow Recurring Revenues

United States oil and gas upstream and downstream



Market Dynamics

- Compelling long-term macro drivers in the upstream and downstream United States market
- Daily presence at these facilities creates a "nested position" with potential to leverage Aegion's technologies and services

Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 70%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

INDUSTRIAL FACILITIES

>25%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER


FIBER POLYMER

Aegion is a $1.3 to $1.4 billion revenue company focused on sustainable growth and increasing returns by being a global leader in infrastructure protection and rehabilitation

Based on 2014 guidance as of April 30, 2014

AEGION

Aegion Is Geographically Positioned in Strong End Markets



8% of 2013 Revenues
80% of 2013 Revenues
5% of 2013 Revenues
Hong Kong
5% of 2013 Revenues
Singapore
2% of 2013 Revenues

Aegion Technologies and Services

- All Three Platforms
- Water & Wastewater
- Commercial & Structural
- Energy & Mining

AEGION

First Quarter 2014 Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See non-GAAP reconciliation in the Appendix)

(in USD thousands, except margins and per share information)		1Q 2014		1Q 2013
Revenues	$	306,234	$	225,976
Gross Profit		61,063		48,137
Gross Margins		*19.9%*		*21.3%*
Operating Income		9,134		6,818
Operating Margin		*3.0%*		*3.0%*
Segment Operating Income:				
Energy & Mining		7,676		5,451
Water & Wastewater		3,019		2,562
Commercial & Structural		(1,561)		(1,195)
Equity Earnings		667		902
Net Income from Continuing Operations (attributable to common shareholders)	$	4,807	$	3,632
Diluted Earnings per Share	$	0.13	$	0.09

Current and prior period results exclude discontinued operations

AEGION

Backlog Supports 2014 Growth for North American Water & Wastewater and Key Segments of Energy & Mining

Change in Consolidated Backlog [1]

March 31, 2014 vs. March 31, 2013

Total Backlog as of 3/31/14 was $748.7 million



$250
$200
$150
$100
$50
$-
$(50)
Reported Change in Backlog ($M)
$64
$209
$(3)
Commercial & Structutal
Water & Wastewater
Energy & Mining

[1] Brinderson backlog, included in Energy & Mining, represents estimated 12-months' unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts

Contracts that are up for renewal are not included in the next 12 month backlog past the renewal date

Energy & Mining

- Backlog increased $209 million due to the inclusion of Brinderson
- Brinderson's backlog declined $12.5 million to $255.8 million from December 31, 2013 as several contracts are up for renewal in 2014
- Excluding Brinderson, backlog declined $46.7 million to $160.9 million from previously discussed soft market conditions related to international mining, oil and gas market in Mexico and unfavorable comparisons to the large projects performed in the prior year.
- Corrosion engineering and cathodic protection backlog grew mid-single digits because of a 36% increase in US sales acquisitions and a $6.6 million multi-year award in Qatar
- Backlog for Canada pipe coatings business increased significantly in March for execution in the fall 2014 pipe construction season

Water & Wastewater

- Backlog increased $63.9 million as the North American business achieved record backlog
  - First quarter US sales acquisitions increased 21 percent year over year and the win rate increased to over 50 percent
- Backlog includes the current portions of $31 million in multi-year contracts in Australia

Commercial & Structural

- Backlog declined $3.0 million from continued execution of two large multi-year contracts in Hong Kong and continued execution in Singapore
- North American backlog increased $1.4 million to $15.9 million as a enhancements made to execute a new sales strategy to drive long term growth is beginning to take hold

AEGION

2014 Outlook: Favorable End Markets for Businesses Sourcing Recurring Revenues and Pragmatic View of Project-Based Businesses

Aegion Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.50 to $1.70
$1.27
2013
2014 Forecast

- *Restated for discontinued operations*
- *See page A-3 for the 2013 non-GAAP reconciliation*

In 2014, corrosion engineering and cathodic protection, Brinderson, industrial linings and North America Water & Wastewater businesses expected to account for nearly 80% of revenues and a substantial portion of expected profits

AEGION

Favorable End Markets and First Quarter Backlog Position Support Energy & Mining Outlook in 2014

Energy & Mining 2014 Guidance

Revenues	Operating Margins
$770 to $800 million	8% to 9%

- North America and Middle East pipeline markets remain favorable for the corrosion engineering and cathodic protection and industrial lining businesses.
  - Industrial linings outlook is tempered by the uncertainty in other international mining pipeline markets and the oil and gas market in Mexico
- The robotics coatings business expects to complete the offshore and onshore internal pipe weld coatings for the Saudi Aramco Wasit project in 2014 or early 2015 as planned
- Pipe coatings business at New Iberia, Louisiana faces some uncertainty in 2014 with respect to the offshore Gulf of Mexico market
  - The current Gulf of Mexico addressable market is approximately $450 million to be realized over the next three years
  - Significant increase in backlog from recent Canadian awards suggest an improved Canadian pipe coating season this fall
- Brinderson has record billable hours in the downstream market and large upstream opportunities, supporting 2014 revenues of at least $300 million

AEGION

A Larger Mix of Recurring Revenues Expected to Help Reduce Project Volatility in 2014

Total Energy & Mining Estimated Recurring Revenue Mix

WITHOUT BRINDERSON



50%
50%

Operating & Maintenance Services (Recurring)

New Capital Spend Projects

WITH BRINDERSON



40%
60%

Based on 2014 guidance as of April 30, 2014

Corrosion engineering and cathodic protection business and Brinderson are expected to account for approximately 75% of Energy & Mining revenues in 2014, of which 75% are from recurring sources

AEGION

Strong Market Fundamentals in North America Expected to Drive Revenue Growth and Margin Expansion for Water & Wastewater

Water & Wastewater 2014 Guidance

Revenues	Operating Margins
$500 to $525 million	7% to 8%

- North America business began the year with record backlog and ended the first quarter with backlog up 43 percent year over year to a new record high heading into the primary construction season
  - 2014 first quarter sales acquisitions increased 21% compared to the first quarter of 2013
  - Industry spend expected to remain at approximately $900 million, consistent with 2013 expenditures
- Execution began on $31 million of multi-year term contracts awarded in Australia
- Asia-Pacific operations actively bidding for potential new large projects in Malaysia
- European market remains challenging from inconsistent and constrained municipal expenditures for wastewater pipeline rehabilitation

First Quarter Results Support Expected Recovery for Commercial & Structural's North American Business

Commercial & Structural 2014 Guidance

Revenues	Operating Margins
$70 to $85 million	Negative low single digits to positive low single digits

- Efforts to expand and enhance the sales and operations for the North American business began to take hold in the first quarter
  - Gross margins improved from 16.4% in the fourth quarter of 2013 to 30.6% in the first quarter of 2014 due to a significant improvement in cost estimation and execution of projects awarded in late 2013
  - New product focused sales strategy and expanded sales organization have significantly increased visibility into project opportunities
  - As of March 31, 2014, 50% of sales are in hand, including first quarter results, with a line of sight to the majority of the remaining 50% to be acquired in the coming months to achieve the 2014 North America revenue objective
- The Asia business expected to grow revenues and profits from opportunities in Japan, Hong Kong, Singapore and Indonesia

AEGION

Earnings Seasonality Favors the Third and Fourth Quarters Based on Timing for Major Projects



FOURTH QUARTER
FIRST QUARTER
2014 Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Fourth Quarter

- Traditionally strong quarter for corrosion engineering and cathodic protection, European water and wastewater and Commercial & Structural
- Seasonal draw down for NA water and wastewater and industrial linings
- Unites States downstream maintenance activity begins to build; wind down of upstream project activity

First Quarter

- Traditionally the least profitable quarter because of winter weather in the Northern Hemisphere
  - In 2014, January and February were particularly harsh winter months
- Peak season for Canada pipe construction
  - 2013/2014 season was unusually soft
- Primary season for United States downstream maintenance and turnaround season
- In 2014, corrosion engineering and cathodic protection and industrial linings had strong United States sales acquisitions

Third Quarter

Expect Peak EPS For 2014

- Summer/Fall drives peak activity for NA water and wastewater, corrosion engineering and cathodic protection, industrial linings and Commercial & Structural activity
- United States downstream maintenance activity slows as refineries operate at peak capacity utilization. Upstream contracts for Brinderson can help to offset the seasonal downstream slowdown

Second Quarter

Expect mid to high teens EPS growth over Prior Year

- Seasonal activity increases for the NA water and wastewater business, which enjoys record backlog
- Corrosion engineering and cathodic protection, industrial linings and C&S NA businesses begin prime construction season
- Asia-Pacific water and wastewater activity builds, primarily in Australia
- United States downstream maintenance and turnaround begins to wind down ahead of peak capacity utilization in the third quarter

EPS=Non-GAAP earnings per share from continuing operations

Aegion Expects To Generate Sizeable Cash Flow from Operations in 2014

Aegion's Cash Flow From Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$100 to $110
2008
2009
2010
2011
2012
2013
2014F

** Includes $4 million for acquisition-related expenses*

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
7% to 8%
2008
2009
2010
2011
2012
2013
2014F

$$ROIC = \frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$$

2014 Cash from Operations and Uses of Cash

Cash Flow from Operations

- Expected earnings growth in 2014 drives cash flow growth
- Continued focus on reducing DSOs
  - Reduced DSOs by approximately 7% in the first quarter of 2014 compared to the prior year quarter, primarily from improved collections in Water & Wastewater and Commercial & Structural platforms

Uses of Cash

- CAPEX expected to be $30 to $35 million—a modest increase from 2013 to support expectations for growth in 2014
- Repurchased $3.4 million of Aegion common stock in the first quarter of 2014 as part of the Board authorized $20 million program to be completed by year end
- Debt amortization repayment schedule of approximately $29 million in 2014; $4.5 million payment made in the first quarter

Return on Invested Capital (ROIC)

Targeted 7% to 8% range reflects:

- Expected earnings growth in 2014 primarily from corrosion engineering and cathodic protection, North American Water & Wastewater, industrial linings and Brinderson, representing the vast majority of expected operating income
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition
- Continued improvement in working capital management to lower DSOs

AEGION

Where We Are Going

Aegion's path to sustainable growth:

- **Favorable end markets for Aegion's technologies and services**
- **Increase recurring revenues to balance growth from Aegion's project-dependent technologies and services**
- **Expect annual improvement in ROIC towards long-term target of 15% through expanding margins and earnings growth**

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Maintenance

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- US upstream and downstream facilities require reliable, safe and high quality maintenance and other services to meet demands at these facilities
- Energy & Mining market opportunities in North America, Middle East, South America and Asia-Pacific
- Objective is to grow recurring revenues in existing markets and new geographies to balance technologies and services subject to project timing risk
- Find opportunities for cross selling of services through "nested" positions with customers

Commercial & Structural

Drive Conversion to Fibrwrap®

- Fast growing commercial rehabilitation market
- North America addressable market is roughly $650 million with more than a third dedicated to fiber-reinforced polymers[1]
- Fyfe®/Fibrwrap® driving conversion from traditional rehabilitation methods such as concrete and steel in pipelines, buildings, transportation and waterfront end markets
- Fibrwrap® product attributes can support the growing need for force protection (seismic/anti-terrorism)
- Expect 2014 to continue to build a capable North America organization for growth

[1] Addressable market data based on company estimates

Water & Wastewater

Stability and Consistency

- Insituform® is the global leader in trenchless cured-in-place pipe rehabilitation and is well-positioned to successfully execute under any market condition
- Global infrastructure needs are immense—however spending decisions are made at the local level
- United States market is stable with regional areas of growth
- Current municipal budgets are constrained in Europe while Asia-Pacific has potential for growth in select countries

AEGION®

Appendix

Backlog As of March 31, 2014 Supports 2014 Outlook

Aegion Contract Backlog

(as of March 31, 2014 in USD Millions)

	Consolidated	Energy & Mining[1]	Water & Wastewater	Commercial & Structural
3/31/14	$748.7	$416.8	$285.5	$46.4
12/31/13	$758.9	$429.1	$280.1	$49.8
3/31/13	$478.7	$207.7	$221.6	$49.4

1. Brinderson backlog as of March 31, 2014 was $255.8 million based on estimated 12-months' unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts. Excluded in the next 12 month backlog are portions of several contracts up for renewal in 2014 beyond the respective contract dates.

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	First Quarter (from Continuing Operations)		
	2014		
	As Reported (GAAP)	Loss on Sale of Bayou Coating, L.L.C .[1]	As Adjusted (Non-GAAP)
Other Income (Expense)			
Other	$ (776)	$ 472	$ (304)
Income before Taxes	5,495	472	5,967
Taxes on Income	1,612	194	1,806
Net Income (attributable to Aegion Corporation)	**4,529**	**278**	**4,807**
Diluted EPS	**$ 0.12**	**$ 0.01**	**$ 0.13**

All financial data presented is from continuing operations

[1] Represents the loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The sale price was $9.1 million and resulted in a loss on the sale of $0.5 million, including transaction expenses (non-GAAP) in "other income (expense)" on the consolidated statement of operations. During the first quarter of 2014, the difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1.2 million and the final equity distribution settlement of $0.7 million resulted in the loss of $0.5 million.

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Full Year 2013 (from Continuing Operations)				
	As Reported (GAAP)	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	**66,882**	**5,831**			**72,713**
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other	4,964			(8,688)	(3,724)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	**50,812**	**3,510**	**1,182**	**(6,053)**	**49,451**
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

All financial data presented is from continuing operations

AEGION